UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2003

                                   ----------


                               LIQUID AUDIO, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                      0-25977                77-0421089
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)




              800 Chesapeake Drive
               Redwood, California                                  94063
    (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (650) 549-2000

Item 4.   Changes in Registrant's Certifying Accountant.

     (i) On April 17, 2003, PricewaterhouseCoopers LLP ("PwC") resigned as the independent auditors of Liquid Audio, Inc. (the "Company").

     (ii) PwC's reports on the financial statements of the Company for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) During the years ended December 31, 2001 and 2002 and through April 17, 2003, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject mater of the disagreement with its report.

     (iv) During the two most recent fiscal years and through April 17, 2003, there have been no reportable events (as defined in Regulation S-K 304(a)(1)(v)).

     (v) On April 23, 2003, PwC provided a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements and, if not, stating the respects in which PwC does not agree. A copy of this letter is filed as an exhibit to this current report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

(c)   Exhibits.

16.1 Letter dated April 23, 2003, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Liquid Audio, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003                LIQUID AUDIO, INC.


                                    By: /s/ Melvyn Brunt
                                        ---------------------------
                                         Melvyn Brunt
                                         Chief Financial Officer